M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Letter From the Chairman

Dear Shareholder:

Please allow me to introduce myself as the new Chairman and Chief Executive Officer of the Municipal Partners Fund Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/S/ Jay Gerken
R. Jay Gerken
Chairman and
Chief Executive Officer

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Letter From the Manager

PERFORMANCE REVIEW 1

During the year ended December 31, 2002, the Fund distributed income dividends to common shareholders totaling $0.79 per common share. The table below shows the annualized distribution yield and the 12-month total return based on the Fund's December 31, 2002, net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. 2

             PRICE                ANNUALIZED               12-MONTH
           PER SHARE          DISTRIBUTION YIELD 3       TOTAL RETURN 3
       ---------------        ------------------         ------------
        $15.35 (NAV)                 5.47%                  12.52%
        $13.40 (NYSE)                6.27%                  12.93%

The Fund's Lipper Inc. ("Lipper") 4 peer group of general municipal debt closed-end funds (leveraged) category returned 11.38% based on NAV for the year ended December 31, 2002.

INVESTMENT STRATEGY

The Fund's primary investment objective is to achieve a high level of current income, which is exempt 5 from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of Salomon Brothers Asset Management Inc, may appreciate in value relative to other similar obligations in the marketplace.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Municipal bond prices rose steadily at the beginning of 2002. However, positive gains evaporated almost completely toward the end of the first quarter as a shift in the monetary policy of the Federal Open Market Committee ("FOMC") 6 and stronger-than-expected economic data negatively

--------------
1  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
2 NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market NYSE price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.070 for 12-months. This rate is as of December 31, 2002, and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2002, calculated among 56 funds in the Lipper general municipal debt closed-end funds (leveraged) category with reinvestment of dividends and capital gains excluding sales charges.
5 Please note a portion of the Fund's income may be subject to the ALTERNATIVE MINIMUM TAX ("AMT"). State and local income taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
6 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.
impacted the tax-exempt markets. In contrast to 2001, when the FOMC reduced its target for the short-term federal funds rate ("fed funds rate") 7 11 times to help stimulate the U.S. economy, the FOMC decided to keep its target for short-term interest rates intact at the time. (Prices of bonds typically perform more favorably in falling interest rate environments when inflation appears subdued.) Market sentiment shifted creating pressures on the tax-exempt market when the U.S. Federal Reserve Board ("Fed") stated at the conclusion of its meeting on March 19, 2002 that risks were balanced between weakness and inflation in the economy.

On the economic front, an already buoyant housing market exhibited further strength, while manufacturing levels and orders for durable goods showed marked improvement. As of the close of the quarter ending March 31, 2002, municipal bonds had generated only modestly higher total returns.

During the second quarter, municipal bond prices rose as concerns regarding questionable corporate accounting practices negatively impacted the stock market and increased investors' appetite for tax-exempt securities. Demand for municipal bonds was impressive as individual and institutional investors easily absorbed the supply of new issues coming to market at a record-setting pace. At mid-year, issuance registered 20% above the prior year's near-record volume, and it was expected to remain robust for the second half 2002. Much of the increase in new-issue volume was attributable to the sale of tobacco bonds by state and local governments. These bonds (secured by future payments from the tobacco industry) were sold with increased frequency in an effort to close many states' widening budget gaps.

The "flight-to-quality" reallocation of investment capital from stocks into U.S. Treasury bonds dominated market activity during the third quarter ending September 30, 2002. The period was one of the most difficult quarters ever for equities and one of the strongest for intermediate-term U.S. government bonds. Investors rushed to buy U.S. Treasuries as the prospect of conflict in Iraq heightened and economic data released during the quarter pointed to the likelihood that the U.S. economy would not display dramatic and consistent positive growth as it recovers in the foreseeable future. Furthermore, many investors' hopes for a stock market rally faded when the FOMC left its target for short-term interest rates unchanged at both its August and September FOMC meetings, which prompted many investors to continue to seek refuge in more conservative investment alternatives, such as fixed-income securities. Municipal bond prices generally advanced during the quarter but were unable to match the total returns achieved by U.S. Treasuries during this period.

The see-saw pricing action between stocks and bonds continued during the fourth quarter of 2002. A larger-than-expected reduction by the FOMC in its short-term interest rate target on November 6, 2002 positively impacted the equity markets, which rose during the month, while bond prices generated mixed results over the quarter. What surprised many market observers was that the FOMC elected to lower its target for the fed funds rate by half a percentage point (double consensus forecasts). The reduction marked the Fed's first change to its short-term target rate in almost a year. The fixed-income markets had a mixed reaction to the news as prices for investment-grade and high-yield corporate bonds improved, while prices of U.S. Treasuries and municipal bonds moved somewhat lower. Although municipal bond prices continued to pare some of their earlier gains, selling was contained. Stocks faltered and bonds rallied at the end of the year, thus completing a

-----------
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


difficult year for equities and a terrific one for many fixed-income securities classes. Pricing action between stocks and bonds diverged for most of 2002 as a dismal showing in the equity markets prompted many investors to pursue the relative safety of U.S. Treasuries, agencies and municipal bonds. Bonds outperformed stocks for the third year in a row, marking the first time that bonds beat equities for three consecutive years since the 1939 to 1941 period.

In summary, 2002 was a banner year for municipal securities as state and local governments collectively issued more than $357 billion of debt to fund new projects and refinance outstanding bonds. Tax-exempt new issue volume exceeded 2001's total levels by 25% and easily eclipsed the previous record of $292 billion established in 1993. Despite historically low nominal yields, demand for municipal securities was equally impressive as the combination of investment activity from mutual funds, property and casualty insurance companies, institutions and individual investors resulted in an easy absorption of new supply.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Looking ahead to 2003, tax-exempt new issue supply is not expected to match 2002's record number. Early estimates project total volume for the new year to be between $275 - $300 billion. States and cities will continue to face challenges of declining revenues and increasing costs from healthcare, homeland security and education. Additionally, market volatility shows no signs of abating yet with pricing action in the fixed-income securities markets likely to be driven by the direction of the equity markets. The average credit quality of holdings in the Fund remains strong in the AA/Aa territory. We feel that sector weightings in the Fund are well diversified with a strong emphasis in tax-backed obligations, healthcare and transportation municipal securities. We will continue to diligently observe national and state-specific economic reports, the situation in Iraq and its potential impact on the U.S. economy and the course of interest rates to track factors that could potentially influence portfolio performance.

Granted, if interest rates were to rise in the future, municipal bond prices may come under some pressure as bond prices move inversely to interest rates. However, as of the period's close, yields on municipals rated AAA/Aaa were competitive to those on U.S. Treasuries of comparable maturities, even without considering the after-tax advantages of interest on municipal bonds versus U.S. Treasuries. In contrast to U.S. Treasuries, interest on municipal bonds is not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to U.S. Treasuries. (Note that a portion of the Fund's income from municipal securities may be subject to certain taxes and any capital gains are taxable).5 In conclusion, we believe that municipal bonds can be an attractive asset class for investment over the long-term.

LOOKING FOR ADDITIONAL INFORMATION?

The Municipal Partners Fund Inc. is traded on the New York Stock Exchange under the symbol "MNP" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XMNPX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


In a continuing effort to provide information concerning the Municipal Partners Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in the Municipal Partners Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,
/s/ Robert E. Amodeo
Robert E. Amodeo
Executive Vice President

January 14, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of December 31, 2002 and are subject to change.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Schedule of Investments
December 31, 2002


     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
----------------------------------------------------------------------------------------------------------
Long-Term Investments -- 99.8%

ALABAMA -- 0.5%
 $  665,000    BBB       Courtland, AL IDB, Solid Waste Disposal Revenue, (Champion
                           International Corp. Project), Series A, 7.000% due 11/1/22 .....   $   679,477
                                                                                              -----------

ARIZONA -- 0.4%
    500,000    AAA       Phoenix, AZ Civic Improvement Corp., Water System Revenue,
                           FGIC-Insured, 5.500% due 7/1/20 ................................       545,985
                                                                                              -----------

CALIFORNIA -- 1.3%
  1,370,000    AAA       Pleasant Valley, CASchool District Ventura County,
                           Series A, MBIA-Insured, 5.850% due 2/1/17 ......................     1,629,396
                                                                                              -----------

COLORADO -- 0.8%
  1,000,000    A-        Colorado Springs, CO Hospital Revenue, 6.375% due 12/15/30 .......     1,059,020
                                                                                              -----------

DISTRICT OF COLUMBIA -- 1.7%
  2,000,000    AAA       District of Columbia Revenue, (American University),
                           AMBAC-Insured, 5.625% due 10/1/26 ..............................     2,126,360
                                                                                              -----------
GEORGIA -- 0.1%
    170,000    AAA       Fulton County, GA Housing Authority, Single-Family Mortgage,
                           Series A, GNMA-Collateralized, 6.600% due 3/1/28 ...............       173,755
                                                                                              -----------
HAWAII -- 1.7%
  2,000,000    AAA       Hawaii State Airport System Revenue Refunding, Series B,
                           FGIC-Insured, 6.000% due 7/1/19 ................................     2,207,540
                                                                                              -----------
IDAHO -- 1.0%
  1,250,000    AAA       Idaho State Building Authority Revenue, Series A, XLCA-Insured,
                           5.000% due 7/1/43 ..............................................     1,251,587
                                                                                              -----------
ILLINOIS -- 14.6%
  3,750,000    AAA       Chicago, IL Board of Education, (Chicago School Reform),
                           AMBAC-Insured, 5.750% due 12/1/27 ..............................     4,070,288
                         Chicago, IL Midway Airport Revenue, MBIA-Insured:
  2,000,000    AAA         Series A, 5.500% due 1/1/29 ....................................     2,075,080
  2,000,000    AAA         Series B, 5.625% due 1/1/29 ....................................     2,094,520
  2,000,000    Aaa*      Illinois Development Finance Authority, Revolving Fund Revenue,
                           5.250% due 9/1/12 ..............................................     2,251,640
  1,000,000    AA+       Illinois Educational Facilities Authority Revenue,
                           (Northwestern University), 5.500% due 12/1/13 ..................     1,150,030

---------------------------------------------------------------------------------------------------------
                                   SEE NOTES TO FINANCIAL STATEMENTS.


M U N I C I P A L      P A R T N E R S     F U N D      I N C.

December 31, 2002


     FACE
    AMOUNT     RATING(a)                            Security                                             VALUE
-----------------------------------------------------------------------------------------------------------------
ILLINOIS -- 14.6% (CONTINUED)
 $1,500,000    A+        Illinois Health Facilities Authority Revenue Refunding, (Lutheran
                           General Health System), Series C, 7.000% due 4/1/14 ....................   $ 1,862,670
  1,500,000    AAA       Illinois State, First Series, FSA-Insured, 5.500% due 5/1/16 .............     1,717,290
  3,000,000    Aa2*      Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20,
                           Pre-Refunded 6/15/05 ...................................................     3,407,460
                                                                                                      -----------
                                                                                                       18,628,978
                                                                                                      -----------
INDIANA -- 2.2%
  1,000,000    BBB+      Indiana State Development Finance Authority, Environmental Revenue,
                           (USX Corp. Project), 5.250% due 12/1/22 ................................     1,008,590
  1,750,000    AAA       Indiana State Revolving Fund Revenue, Series B, 5.000% due 8/1/23 ........     1,781,710
                                                                                                      -----------
                                                                                                        2,790,300

                                                                                                      -----------
IOWA -- 0.9%
  1,000,000    A1*       Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16 ....     1,122,880
                                                                                                      -----------

KANSAS -- 1.2%
  1,430,000    AA        Kansas State Development Finance Authority, Health Facilities Revenue,
                           (Sisters of Charity), Series J, 6.250% due 12/1/28 .....................     1,538,437
                                                                                                      -----------
KENTUCKY -- 0.6%
    750,000    AAA       Louisville & Jefferson County, KY Metropolitan Sewer District, Sewer &
                           Drain System, Series A, FGIC-Insured, 5.000% due 5/15/30 ...............       756,397
                                                                                                      -----------
MAINE -- 0.6%
    795,000    AA+       Maine State Housing Authority Mortgage Purchase, Series A-2,
                           6.650% due 11/15/25 ....................................................       830,401
                                                                                                      -----------

MARYLAND -- 2.5%
                         Maryland State Health & Higher Educational Facilities Authority Revenue:
  1,500,000    Baa1*       Caroll County General Hospital, 6.000% due 7/1/37 ......................     1,545,975
                           University of Maryland Medical Systems:
  1,000,000    Baa1*         6.750% due 7/1/30 ....................................................     1,084,560
    500,000    A             6.000% due 7/1/32 ....................................................       531,230
                                                                                                      -----------
                                                                                                        3,161,765
                                                                                                      -----------
MASSACHUSETTS -- 7.9%
  3,500,000    AAA       Massachusetts State GO, Series C, FGIC-Insured,
                           5.500% due 11/1/15 .....................................................     4,034,205
  2,500,000    AA-       Massachusetts State Health & Educational Facilities Authority Revenue,
                           (Partners Healthcare Systems), Series C, 5.750% due 7/1/32 .............     2,596,350
  3,170,000    AAA       Massachusetts State Water Pollution Abatement, Series A,
                           5.750% due 8/1/29 ......................................................     3,456,853
                                                                                                      -----------
                                                                                                       10,087,408
                                                                                                      -----------

-----------------------------------------------------------------------------------------------------------------
                                           SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           Page 7

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

December 31, 2002

     FACE
    AMOUNT     RATING(a)                            Security                                            VALUE
-----------------------------------------------------------------------------------------------------------------
MICHIGAN -- 2.0%
 $2,500,000    AA-       Michigan State Hospital Finance Authority Revenue Refunding,
                           (Trinity Health), Credit C, 5.375% due 12/1/30 .........................   $ 2,518,025
                                                                                                      -----------
MINNESOTA -- 2.2%
  2,785,000    AA+       Minnesota State Housing Finance Agency, Single-Family Mortgage,
                           Series H, 6.500% due 1/1/26 ............................................     2,843,346
                                                                                                      -----------
NEVADA -- 4.7%
  1,350,000    AAA       Clark County, NV Passenger Facility Revenue, (McCarran International
                           Airport), Series A, MBIA-Insured, 5.750% due 7/1/23 ....................     1,430,136
                         Nevada Housing Division, Single-Family Program, Series B-2:
  3,805,000    Aa2*        6.400% due 10/1/25 .....................................................     3,913,442
    655,000    Aa2*        6.950% due 10/1/26 .....................................................       676,392
                                                                                                      -----------
                                                                                                        6,019,970
                                                                                                      -----------
NEW HAMPSHIRE -- 0.3%
    325,000    Aa3*      New Hampshire State HFA, Single-Family Residential, Series A,
                           6.800% due 7/1/15 ......................................................       331,923
                                                                                                      -----------

NEW JERSEY -- 8.9%
                         New Jersey EDA, Series A:
  5,150,000    AAA         PCR, (Public Service Electric and Gas Co. Project), MBIA-Insured,
                             6.400% due 5/1/32 ....................................................     5,382,832
  4,450,000    AAA         Water Facilities Revenue, (New Jersey American Water Co., Inc. Project),
                             FGIC-Insured, 6.875% due 11/1/34 .....................................     4,902,876
  1,000,000    A2*       New Jersey Health Care Facilities Financing Authority Revenue,
                           (Hackensack University Medical Center), 6.000% due 1/1/25 ..............     1,041,200
                                                                                                      -----------
                                                                                                       11,326,908
                                                                                                      -----------
NEW YORK -- 7.3%
  1,000,000    A         New York City, NY GO, Series A, 6.000% due 5/15/30 .......................     1,074,310
                         New York City, NY Municipal Water Finance Authority,
                           Water & Sewer System Revenue, Series B:
  1,175,000    AA            5.750% due 6/15/29 ...................................................     1,281,549
  1,000,000    AA            5.125% due 6/15/31 ...................................................     1,018,870
  1,250,000    AA+       New York City, NY Transitional Finance Authority Revenue,
                           Series A, 5.500% due 11/15/17 ..........................................     1,392,988
  1,245,000    Aaa*      New York State Mortgage Agency Revenue, 24th Series,
                           6.125% due 10/1/30 .....................................................     1,331,714
  2,000,000    AAA       New York State Urban Development Corp. Revenue, Correctional
                           Facilities, AMBAC-Insured, 5.375% due 1/1/25 ...........................     2,251,480


-----------------------------------------------------------------------------------------------------------------
                                            SEE NOTES TO FINANCIAL STATEMENTS.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

December 31, 2002


     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- 7.3% (CONTINUED)
 $  950,000    AAA       Port Authority of New York and New Jersey Construction,
                           96th Series, FGIC-Insured, 6.600% due 10/1/23 .........................    $ 1,032,194
                                                                                                      -----------
                                                                                                        9,383,105
                                                                                                      -----------
OHIO -- 9.0%
    750,000    A         Erie County, OH Hospital Facilities Revenue, (Firelands Regional
                           Medical Center), Series A, 5.625% due 8/15/32 .........................        756,210
  2,000,000    BBB+      Miami County, OH Hospital Facilities Revenue Refunding &
                           Improvement, (Upper Valley Medical Center), 6.250% due 5/15/13 ........      2,101,500
  1,000,000    AA        Ohio State Building Authority, (Correctional Facilities), Series A,
                           5.250% due 10/1/09 ....................................................      1,133,440
  7,200,000    A+        Ohio State Water Development Authority, Solid Waste Disposal
                           Revenue, (Cargill Inc.), 6.300% due 9/1/20 ............................      7,567,704
                                                                                                      -----------
                                                                                                       11,558,854
                                                                                                      -----------
PENNSYLVANIA -- 0.2%
    250,000    AAA       Philadelphia, PA School District, Series A, FSA-Insured, 5.500% due 2/1/31       265,208
                                                                                                      -----------

PUERTO RICO -- 2.7%
  2,000,000    AAA       Puerto Rico Commonwealth Refunding, FGIC-Insured,
                           5.500% due 7/1/13 .....................................................      2,328,860
  1,000,000    AAA       Puerto Rico Municipal Finance Agency, Series A, FSA-Insured,
                           5.250% due 8/1/21 .....................................................      1,073,120
                                                                                                      -----------
                                                                                                 .      3,401,980
                                                                                                      -----------
TENNESSEE -- 6.5%
  2,900,000    AA-       Humphreys County, TN IDB, Solid Waste Disposal Revenue,
                           (E.I. du Pont de Nemours and Co. Project), 6.700% due 5/1/24 ..........      3,080,960
  3,500,000    AAA       Memphis-Shelby County, TN Airport Authority Revenue, Series D,
                           AMBAC-Insured, 6.000% due 3/1/24 ......................................      3,794,525
  1,325,000    AA        Tennessee Housing Development Agency, (Homeownership Program),
                           Series 2C, 6.350% due 1/1/31 ..........................................      1,414,239
                                                                                                      -----------
                                                                                                        8,289,724
                                                                                                      -----------
TEXAS -- 8.3%
  1,500,000    AAA       Dallas, TX GO, Independent School District, PSFG-Insured,
                           5.500% due 2/15/16 ....................................................      1,668,060
    100,000    AAA       North Harris Montgomery Community College District, Texas Refunding,
                           FGIC-Insured, 5.375% due 2/15/16 ......................................        110,258
                         Richardson, TX Hospital Authority Revenue, (Richardson Medical Center):
  1,840,000    BBB+        6.750% due 12/1/23 ....................................................      1,893,544
  1,160,000    BBB+        6.750% due 12/1/23, Pre-Refunded 12/1/03 ..............................      1,239,437


-----------------------------------------------------------------------------------------------------------------
                                   SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                           Page 9

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

December 31, 2002


     FACE
    AMOUNT     RATING(a)                            Security                                            VALUE
-----------------------------------------------------------------------------------------------------------------
TEXAS -- 8.3% (CONTINUED)
 $2,500,000    AAA       Texas State Turnpike Authority Revenue, First Tier, Series A,
                           AMBAC-Insured, 5.500% due 8/15/39 ......................................  $  2,643,325
    255,000    AA        Texas State Veterans Housing Assistance, 6.800% due 12/1/23 ..............       265,751
  2,750,000    A         West Side Calhoun County, TX Navigation District Solid Waste Disposal
                           Revenue, (Union Carbide Chemicals Project), 6.400% due 5/1/23 ..........     2,777,555
                                                                                                     ------------
                                                                                                       10,597,930
                                                                                                     ------------
VIRGINIA -- 1.4%
  2,000,000    BBB       Giles County, VA IDA Revenue, (Hoechst Celanese Project),
                           5.950% due 12/1/25 .....................................................     1,865,440
                                                                                                     ------------

WASHINGTON -- 8.3%
  1,000,000    AAA       Chelan County, WA Public Utility District, (Chelan Hydro System No. 1),
                           Construction Revenue,Series A, AMBAC-Insured, 5.450% due 7/1/37 ........     1,025,410
  1,500,000    AAA       Energy Northwest, Washington Electric Revenue Refunding, (Project No. 1),
                           Series A, MBIA-Insured, 5.750% due 7/1/17 ..............................     1,690,620
  4,250,000    AAA       Seattle, WA GO, Series B, FSA-Insured, 5.750% due 12/1/28 ................     4,633,775
  1,700,000    AA+       Washington State GO, Series C, 5.500% due 7/1/18 .........................     1,939,462
  1,200,000    AAA       Washington State Public Power Supply System Revenue Refunding,
                           (Nuclear Project No. 1), Series A, MBIA-Insured,
                           5.125% due 7/1/17 ......................................................     1,293,408
                                                                                                     ------------
                                                                                                       10,582,675
                                                                                                     ------------
                         Total Long-Term Investments (Cost -- $119,639,953) .......................   127,574,774
                                                                                                     ------------


Short-Term Investment -- 0.2%

NORTH CAROLINA -- 0.2%
    200,000    A-1+      University of North Carolina, Hospital Chapel Hill Revenue, Series A,
                           VRDD, 1.630% due 2/15/31 (Cost -- $200,000) ............................       200,000
                                                                                                     ------------
                         Total Investments -- 100% (Cost -- $119,839,953**) .......................  $127,774,774
                                                                                                     ============

-----------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.

**  Aggregate cost for Federal income tax purposes is $119,851,495.

See pages 11 and 12 for definitions of ratings and certain security descriptions.

-----------------------------------------------------------------------------------------------------------------
                                         SEE NOTES TO FINANCIAL STATEMENTS.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Long-Term Security Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    - Bonds rated "AAA" have the highest rating assigned by Standard &Poor's.
         Capacity to pay interest and repay principal is extremely strong.

AA     - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     - Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      - Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    - Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     - Indicates that the bond is not rated by Moody's or Standard & Poor's as indicated.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Short-Term Security Ratings (unaudited)

SP-1   - Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    - Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG1 - Moody's highest rating for issues having a demand feature - VRDO.


P-1    - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions (unaudited)

ABAG      - Association of Bay Area Governors       HDC       - Housing Development Corporation
AIG       - American International Guaranty         HFA       - Housing Finance Authority
AMBAC     - American Municipal Bond Assurance       IDA       - Industrial Development Authority
              Corporation                           IDB       - Industrial Development Board
BAN       - Bond Anticipation Notes                 IDR       - Industrial Development Revenue
BIG       - Bond Investors Guaranty                 INFLOS    - Inverse Floaters
CGIC      - Capital Guaranty Insurance Company      ISD       - Independent School District
CHFCLI    - California Health Facility              LEVRRS    - Leveraged Reverse Rate Securities
              Construction Loan Insurance           LOC       - Letter of Credit
CONNIE                                              MBIA      - Municipal Bond Investors Assurance
  LEE     - College Construction Loan Association                 Corporation
COP       - Certificate of Participation            MVRICS    - Municipal Variable Rate Inverse
EDA       - Economic Development Authority                        Coupon Security
EDR       - Economic Development Revenue            PCR       - Pollution Control Revenue
FGIC      - Financial Guaranty Insurance Company    PSFG      - Permanent School Fund Guaranty
FHA       - Federal Housing Administration          RAN       - Revenue Anticipation Notes
FHLMC     - Federal Home Loan Mortgage              RIBS      - Residual Interest Bonds
              Corporation                           RITES     - Residual Interest Tax-Exempt Securities
FLAIRS    - Floating Adjustable Interest Rate       SYCC      - Structured Yield Curve Certificate
              Securities                            TAN       - Tax Anticipation Notes
FNMA      - Federal National Mortgage Association   TECP      - Tax Exempt Commercial Paper
FRTC      - Floating Rate Trust Certificates        TOB       - Tender Option Bonds
FSA       - Financial Security Assurance            TRAN      - Tax and Revenue Anticipation Notes
GIC       - Guaranteed Investment Contract          VA        - Veterans Administration
GNMA      - Government National Mortgage            VRDD      - Variable Rate Daily Demand
              Association                           VRWE      - Variable Rate Wednesday Demand
GO        - General Obligation Bonds                XLCA      - XL Capital Assurance Inc.


M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Statement of Assets and Liabilities
December 31, 2002

ASSETS:
     Investments, at value (Cost -- $119,839,953) ................................................. $ 127,774,774
     Cash .........................................................................................         9,844
     Interest receivable ..........................................................................     1,952,903
     Receivable for securities sold ...............................................................     1,498,495
                                                                                                    -------------
     TOTAL ASSETS .................................................................................   131,236,016
                                                                                                    -------------

LIABILITIES:
     Payable for securities purchased .............................................................     2,691,393
     Management fee payable .......................................................................        61,953
     Preferred dividends payable ..................................................................         1,632
     Accrued expenses .............................................................................        99,155
                                                                                                    -------------
     TOTAL LIABILITIES ............................................................................     2,854,133
                                                                                                    -------------
SERIES M AUCTION RATE PREFERRED STOCK
     (800 SHARES AUTHORIZED AND ISSUED AT $50,000 PER SHARE) (NOTE 6) .............................    40,000,000
                                                                                                    -------------
TOTAL NET ASSETS .................................................................................. $  88,381,883
                                                                                                    =============

NET ASSETS:
     Common Stock ($0.001 par value, 100,000,000 shares authorized; 5,757,094
      shares outstanding) ......................................................................... $       5,757
     Additional paid-in capital ...................................................................    79,673,514
     Undistributed net investment income ..........................................................     1,221,964
     Accumulated net realized loss from security transactions .....................................      (454,173)
     Net unrealized appreciation of investments ...................................................     7,934,821
                                                                                                    -------------
TOTAL NET ASSETS .................................................................................. $  88,381,883
                                                                                                    =============

NET ASSET VALUE PER SHARE ($88,381,883 / 5,757,094 capital shares outstanding) ....................        $15.35
                                                                                                           ======

-----------------------------------------------------------------------------------------------------------------
                                      SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                          Page 13

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest.............................................................................  $ 6,888,747
                                                                                       -----------
EXPENSES:
     Management fee (Note 2) .......................................................       750,222
     Auction agent fees ............................................................       111,391
     Audit and tax services ........................................................        69,678
     Shareholder communications ....................................................        64,286
     Directors' fees ...............................................................        32,918
     Transfer agent fees ...........................................................        23,837
     Listing fees ..................................................................        22,501
     Legal .........................................................................        20,741
     Custody .......................................................................        17,684
     Insurance .....................................................................         2,995
     Other .........................................................................        33,181
                                                                                       -----------
     TOTAL EXPENSES ................................................................     1,149,434
                                                                                       -----------
NET INVESTMENT INCOME ..............................................................     5,739,313
                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):

     Net Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales ........................................................    87,524,858
        Cost of securities sold ....................................................    85,546,874
                                                                                       -----------
     NET REALIZED GAIN .............................................................     1,977,984
                                                                                       -----------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year ..........................................................     4,959,806
        End of year ................................................................     7,934,821
                                                                                       -----------
     INCREASE IN NET UNREALIZED APPRECIATION .......................................     2,975,015
                                                                                       -----------
NET GAIN ON INVESTMENTS ............................................................     4,952,999
                                                                                       -----------
DISTRIBUTIONS PAID TO AUCTION RATE PREFERRED STOCKHOLDERS
    FROM NET INVESTMENT INCOME .....................................................      (561,118)
                                                                                       -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............................................   $10,131,194
                                                                                       ===========


---------------------------------------------------------------------------------------------------
                                       SEE NOTES TO FINANCIAL STATEMENTS.


M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                                     2002               2001
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income.................................................        $ 5,739,313        $ 5,946,848
     Net realized gain ...................................................           1,977,984          1,460,024
     Increase (decrease) in net unrealized appreciation....................          2,975,015         (1,281,430)
     Distributions paid to Auction Rate Preferred Stockholders
       from net investment income .........................................           (561,118)        (1,186,198)
                                                                                   -----------        -----------
     INCREASE IN NET ASSETS FROM OPERATIONS................................         10,131,194          4,939,244
                                                                                   -----------        -----------
DIVIDENDS PAID TO COMMON STOCK SHAREHOLDERS FROM:
     Net investment income.................................................         (4,527,379)        (4,228,010)
                                                                                   -----------        -----------
     DECREASE IN NET ASSETS FROM DIVIDENDS PAID TO
       COMMON STOCK SHAREHOLDERS...........................................         (4,527,379)        (4,228,010)
                                                                                   -----------        -----------
INCREASE IN NET ASSETS.....................................................          5,603,815            711,234
NET ASSETS:
     Beginning of year.....................................................         82,778,068         82,066,834
                                                                                   -----------        -----------
     END OF YEAR*..........................................................        $88,381,883        $82,778,068
                                                                                   ===========        ===========
* Includes undistributed net investment income of: ........................         $1,221,964           $571,148
                                                                                   ===========        ===========
Statement of Cash Flows
For the Year Ended December 31, 2002

CASH FLOWS PROVIDED(USED) BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities........................................           $   86,091,363
     Purchases of portfolio securities..................................................              (86,607,324)
     Net purchases of short-term securities.............................................                 (150,000)
                                                                                                    -------------
                                                                                                         (665,961)
     Net investment income..............................................................                5,739,313
     Amortization of net premium on investments.........................................                   96,178
     Net change in receivables/payables related to operations...........................                 (116,373)
                                                                                                    -------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES..........................................                5,053,157
                                                                                                    -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid........................................................               (4,527,379)
     Preferred stock dividends paid.....................................................                 (557,263)
                                                                                                    -------------
     NET CASH FLOWS USED BY FINANCING ACTIVITIES........................................               (5,084,642)
                                                                                                    -------------
Net Decrease in Cash....................................................................                  (31,485)
Cash, Beginning of year.................................................................                   41,329
                                                                                                    -------------
CASH, END OF YEAR.......................................................................            $       9,844
                                                                                                    =============

-----------------------------------------------------------------------------------------------------------------
                                          SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                          Page 15

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc, may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in 6. The amount of dividends and distributions from net investment income and net

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2. Management and Advisory Fees and Other Transactions

For the period from January 1, 2002 through December 15, 2002, the Fund was a party to a management agreement with PIMCO Funds Advisors LLC ("PIMCO"), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ("SBAM"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc., pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisions for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment manager for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund pays SBAM a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Note 3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Purchases...................................................       $89,298,717
                                                                   ===========
Sales.......................................................       $87,524,858
                                                                   ===========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation...............................       $ 8,116,727
Gross unrealized depreciation...............................          (193,448)
                                                                   -----------
Net unrealized appreciation.................................       $ 7,923,279
                                                                   ===========

Note 4. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes approximately $443,000 of unused capital loss carryforwards available to offset future capital gains expiring December 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Note 5. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

Undistributed tax-exempt income..............................       $1,221,964
                                                                    ==========
Accumulated capital losses...................................       $ (442,631)
                                                                    ==========
Unrealized appreciation......................................       $7,923,279
                                                                    ==========

The difference between book basis and tax basis unrealized depreciation for the Fund is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002, was:

Undistributed tax exempt income..............................       $5,088,497
Long term capital gains......................................               --
                                                                    ----------
Total........................................................       $5,088,497
                                                                    ==========

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Note 6. Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Stock") at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the year ended December 31, 2002 ranged from 1.099% to 2.027%. The weighted average dividend rate for the year ended December 31, 2002 was 1.403%. The Board of Directors designated the dividend period commencing December 31, 2002 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 30, 2002 remained in effect through January 1, 2003. The dividend rate for this Special Rate Period was 1.490%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Note 7. Asset Maintenance and Asset Coverage Requirements

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

Note 8. Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 9. Events Subsequent to December 31, 2002

COMMON STOCK DIVIDENDS. On October 23, 2002, the Board of Directors of the Fund declared two common share dividends from net investment income, each in the amount of $0.0700 per share, payable on January 31 and February 28, 2003 to shareholders of record on January 14 and February 19, 2003, respectively. In addition, on Jaunary 23, 2003, the Board of Directors of the Fund declared three common share dividends from net investment income, each in the amount of $0.0700 per share, payable on March 28, April 25 and May 30, 2003 to shareholders of record on March 18, April 15 and May 13, 2003, respectively.

PREFERRED STOCK DIVIDENDS. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period.

       Auction         Commencement of    Rate Effective       Preferred
        Date             Rate Period          Through            Rate
--------------------------------------------------------------------------------

      12/30/02            12/31/02              1/6/02          1.490%
        1/6/03              1/7/03             1/13/03          1.149
       1/13/03             1/14/03             1/17/03          0.970
       1/17/03             1/21/03             1/27/03          0.940
       1/27/03             1/28/03              2/3/03          1.250
        2/3/03              2/4/03             2/10/03          1.200
--------------------------------------------------------------------------------

M U N I C I P A L  P A R T N E R S  F U N D  I N C.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                        2002        2001        2000       1999       1998
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $14.38      $14.25      $13.12      $14.92     $14.85
                                                      ------      ------      ------      ------     ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................       1.00        1.03        1.06        1.02       1.04
  Net realized and unrealized gain (loss)........       0.86        0.04        1.14       (1.77)      0.09
  Distributions paid to Auction Rate Preferred
     Stockholders from net investment income ....      (0.10)      (0.21)      (0.29)      (0.25)     (0.26)
                                                      ------      ------      ------      ------     ------
Total Income (Loss) From Operations..............       1.76        0.86        1.91        1.00)      0.87
                                                      ------      ------      ------      ------     ------
DIVIDENDS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income.........................       (0.79)      (0.73)      (0.78)      (0.80)     (0.80)
                                                      ------      ------      ------      ------     ------
Total Dividends Paid to Common
  Stock Shareholders ...........................       (0.79)      (0.73)      (0.78)      (0.80)     (0.80)
                                                      ------      ------      ------      ------     ------
NET ASSET VALUE, END OF YEAR....................      $15.35      $14.38      $14.25      $13.12     $14.92
                                                      ======      ======      ======      ======     ======

PER SHARE MARKET VALUE, END OF YEAR.............      $13.40      $12.59    $12.0625    $10.9375    $14.125
                                                      ======      ======    ========    ========    =======
TOTAL RETURN, BASED ON MARKET PRICE(1)..........       12.93%      10.52%      17.90%     (17.52)%    10.89%
RATIOS TO AVERAGE NET ASSETS
OF COMMON SHAREHOLDERS:(2)
  Operating expenses............................        1.34%       1.33%       1.36%       1.30%      1.28%
  Net investment income.........................        6.70%       7.10%       7.84%       7.18%      6.99%
NET ASSETS OF COMMON SHAREHOLDERS,
  END OF YEAR (000S)............................     $88,382     $82,778     $82,067     $75,513    $85,905
PORTFOLIO TURNOVER RATE.........................          71%         34%         31%         54%        32%
AUCTION RATE PREFERRED STOCK:
  Total Amount Outstanding (000s)...............    $ 40,000    $ 40,000    $ 40,000    $ 40,000   $ 40,000
  Asset Coverage Per Share......................     160,478     153,473     152,584     144,391    157,381
  Involuntary Liquidating Preference Per Share..      50,000      50,000      50,000      50,000     50,000
  Average Market Value Per Share................      50,000      50,000      50,000      50,000     50,000
-----------------------------------------------------------------------------------------------------------
(1)For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2)Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.

                                                                                                   Page 21


M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Report of Independent Accountants

To the Board of Directors and Shareholders of Municipal Partners Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. ("Fund") at December 31, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at Decemeber 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2003

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Additional Stockholder Information (unaudited)

On April 11, 2002, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matter:

1. The election of Heath B. McLendon as a Class II Director until the year 2005.

The results of the vote on Proposal 1 were as follows:

                                                        PREFERRED                PREFERRED
                               PREFERRED   % OF SHARES    VOTES     % OF SHARES    VOTES     % OF SHARES
NAME OF DIRECTOR               VOTES FOR      VOTED      AGAINST       VOTED     ABSTAINED      VOTED
-----------------------------------------------------------------------------------------------------------

Heath B. McLendon                 749        100.0%         0          0.0%          0          0.0%


SUBSEQUENT EVENT

In September 2002, Heath B. McLendon resigned as Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held a Special Meeting of Stockholders on December 11, 2002 for the purpose of voting upon the approval of a new investment advisory and administration agreement. The following table provides information concerning the matter voted upon at the Meeting.

1. Approval of a New Investment Advisory and Administration Agreement

          Preferred                 Preferred                  Preferred
          Votes For               Votes Against             Votes Abstained
        ------------             --------------            ----------------
             800                        0                          0


           Common                    Common                     Common
          Votes For               Votes Against             Votes Abstained
        ------------             --------------            ----------------
          5,009,384                  89,626                     83,860

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Municipal Partners Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                                                              NUMBER OF
                                                                          PORTFOLIOS ADVISED
                                                                              BY SBAM(2)
                                               TERM OF       PRINCIPAL      AND OVERSEEN BY
                              POSITION(S)    OFFICE(1)AND  OCCUPATION(S)      DIRECTOR           OTHER
                               HELD WITH      LENGTH OF     DURING PAST      (INCLUDING       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     FIVE YEARS       THE FUND)      HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                Director and     Since        President,           32           Britannica.com;
The Council on                Member of        2000         The Council on                    Director of 2
  Foreign Relations           the Audit                     Foreign Relations                 registered
58 East 68th Street           Committee,                                                      investment
New York, NY 10021            Class I                                                         companies
Age 65                                                                                        advised by
                                                                                              Advantage
                                                                                              Advisers, Inc.
                                                                                              ("Advantage")

Riordan Roett                 Director and     Since        Professor, The       32           The Latin
The Johns Hopkins University  Member of        1997         Johns Hopkins                     America Equity
1740 Massachusetts Ave, NW    the Audit                     University                        Fund, Inc.
Washington, DC 20036          Committee,
Age 64                        Class III

Jeswald W. Salacuse           Director and     Since        Henry J. Braker      32           Director of 2
Tufts University              Member of        2000         Professor of                      registered
The Fletcher School of Law    the Audit                     Commercial Law and                investment
  & Diplomacy                 Committee,                    formerly Dean, The                companies
160 Packard Avenue            Class III                     Fletcher School of                advised by
Medford, MA 02155                                           Law & Diplomacy,                  Advantage
Age 65                                                      Tufts University

INTERESTED
DIRECTOR:

R. Jay Gerken                 Director,        Since        Managing Director    227          None
SSB                           Chairman         2002         of Salomon Smith
399 Park Avenue, 4th Floor    and Chief                     Barney Inc. ("SSB");
New York, NY 10022            Executive Officer,            President and
Age 51                        Class II                      Director of
                                                            Smith Barney Fund
                                                            Management LLC
                                                            ("SBFM") and
                                                            Travelers Investment
                                                            Adviser, Inc. ("TIA")


M U N I C I P A L      P A R T N E R S     F U N D      I N C.



                                                                              NUMBER OF
                                                                          PORTFOLIOS ADVISED
                                                                              BY SBAM(2)
                                               TERM OF       PRINCIPAL      AND OVERSEEN BY
                              POSITION(S)    OFFICE(1)AND  OCCUPATION(S)      DIRECTOR           OTHER
                               HELD WITH      LENGTH OF     DURING PAST      (INCLUDING       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     FIVE YEARS       THE FUND)      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
OFFICERS:
Peter J. Wilby                President         Since    Managing Director       N/A          N/A
SSB                                             2002     of SSB and SBAM
399 Park Avenue, 4th Floor                               since January 1996
New York, NY 10022
Age 43

Lewis E. Daidone              Executive Vice    Since    Managing Director       N/A          N/A
SSB                           President and     1998     of SSB; Former
125 Broad Street, 11th Floor  Chief                      Chief Financial
New York, NY 10004            Administrative             Officer and Treasurer
Age 45                        Officer                    of mutual funds
                                                         affiliated with
                                                         Citigroup Inc.;
                                                         Director and Senior
                                                         Vice President of
                                                         SBFM and TIA

Robert E. Amodeo              Executive Vice    Since    Managing Director       N/A          N/A
SSB                           President         1999     of SBAM and SSB
399 Park Avenue, 4th Floor                               since December 2001.
New York, NY 10022                                       Director of SBAM
Age 37                                                   and SSB since
                                                         December 1998.
                                                         Vice President of
                                                         SBAM and SSB
                                                         from January 1996
                                                         to December 1998

Frances M. Guggino            Controller        Since    Vice President          N/A          N/A
SSB                                             2002     of SSB
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

                                                                                          Page 25

M U N I C I P A L      P A R T N E R S     F U N D      I N C.


                                                                              NUMBER OF
                                                                          PORTFOLIOS ADVISED
                                                                              BY SBAM(2)
                                               TERM OF       PRINCIPAL      AND OVERSEEN BY
                              POSITION(S)    OFFICE(1)AND  OCCUPATION(S)      DIRECTOR           OTHER
                               HELD WITH      LENGTH OF     DURING PAST      (INCLUDING       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     FIVE YEARS       THE FUND)      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
Christina T. Sydor            Secretary         Since    Managing Director     N/A            N/A
SSB                                             1998     of SSB; General
300 First Stamford Place                                 Counsel and
4th Floor                                                Secretary of
Stamford, CT 06902                                       SBFM and TIA
Age 52

--------------
(1) The Fund's Board of Directors is divided into three classes: Class I,
    Class II and Class III. The terms of office of the Class I, II and III
    Directors expire at the Annual Meetings of Stockholders in the year 2003, year 2005 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's
    Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Number of portfolios advised by Salomon Brothers Asset Management Inc
    ("SBAM") or affiliates of SBAM.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.



Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New YorkStock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed toState Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

                       -----------------------------------

This report is transmitted to the shareholders of Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2002:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

M U N I C I P A L      P A R T N E R S     F U N D      I N C.

Directors                                              Municipal Partners Fund Inc.
                                                             125 Broad Street
LESLIE H. GELB                                               10th Floor, MF-2
      President, The Council                                 New York, New York 10004
      on Foreign Relations                                   Telephone 1-888-777-0102

R. JAY GERKEN                                          INVESTMENT MANAGER
      Chairman;                                              Salomon Brothers Asset Management Inc
      Managing Director,                                     399 Park Avenue
      Salomon Smith Barney Inc.                              New York, New York 10022
      President and Director,
      Smith Barney Fund Management LLC                 AUCTION AGENT
      and Travelers Investment Adviser, Inc.                 Bankers Trust Company
                                                             4 Albany Street
RIORDAN ROETT                                                New York, New York 10006
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze                   CUSTODIAN
      School of Advanced International Studies,              State Street Bank and Trust Company
      The Johns Hopkins University                           225 Franklin Street
                                                             Boston, Massachusetts 02110
JESWALD W. SALACUSE
      Henry J. Braker Professor of                     DIVIDEND DISBURSING AND TRANSFER AGENT
      Commercial Law and formerly Dean,                      State Street Bank and Trust Company
      The Fletcher School of Law & Diplomacy,                225 Franklin Street
      Tufts University                                       Boston, Massachusetts 02110

                                                       LEGAL COUNSEL
Officers                                                     Simpson Thacher & Bartlett
                                                             425 Lexington Avenue
R. JAY GERKEN                                                New York, New York 10017
      Chairman and
      Chief Executive Officer                          INDEPENDENT ACCOUNTANTS
                                                             PricewaterhouseCoopers LLP
PETER J. WILBY                                               1177 Avenue of the Americas
      President                                              New York, New York 10036

LEWIS E. DAIDONE                                       NEW YORK STOCK EXCHANGE SYMBOL
      Executive Vice President and Chief                     MNP
      Administrative Officer

ROBERT E. AMODEO
      Executive Vice President

FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary


                                               Municipal Partners
                                               Fund Inc.







                                               Annual Report
                                               DECEMBER 31, 2002

                                               Salomon Brothers Asset Management

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


MNPANN 12/02
03-4478